Exhibit 24

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Kathy L. Fortmann, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Timothy M. Knavish, Joseph R. Gette and Vincent J. Morales, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2025, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 19th day of February, 2026.

/s/ KATHY L. FORTMANN
Kathy L. Fortmann

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Melanie L. Healey, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Timothy M. Knavish, Joseph R. Gette and Vincent J. Morales, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2025, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 19th day of February, 2026.

/s/ MELANIE L. HEALEY
Melanie L. Healey

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Gary R. Heminger, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Timothy M. Knavish, Joseph R. Gette and Vincent J. Morales, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2025, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 19th day of February, 2026.

/s/ GARY R. HEMINGER
Gary R. Heminger

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Michael W. Lamach, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Timothy M. Knavish, Joseph R. Gette and Vincent J. Morales, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2025, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 19th day of February, 2026.

/s/ MICHAEL W. LAMACH
Michael W. Lamach

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Kathleen A. Ligocki, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Timothy M. Knavish, Joseph R. Gette and Vincent J. Morales, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2025, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 19th day of February, 2026.

/s/ KATHLEEN A. LIGOCKI
Kathleen A. Ligocki

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Michael T. Nally, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Timothy M. Knavish, Joseph R. Gette and Vincent J. Morales, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2025, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 19th day of February, 2026.

/s/ MICHAEL T. NALLY
Michael T. Nally

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Guillermo Novo, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Timothy M. Knavish, Joseph R. Gette and Vincent J. Morales, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2025, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 19th day of February, 2026.

/s/ GUILLERMO NOVO
Guillermo Novo

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Christopher N. Roberts III , a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Timothy M. Knavish, Joseph R. Gette and Vincent J. Morales, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2025, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 19th day of February, 2026.

/s/ CHRISTOPHER N. ROBERTS III
Christopher N. Roberts III

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Todd M. Schneider, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Timothy M. Knavish, Joseph R. Gette and Vincent J. Morales, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2025, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 19th day of February, 2026.

/s/ TODD M. SCHNEIDER
Todd M. Schneider

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Catherine R. Smith, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Timothy M. Knavish, Joseph R. Gette and Vincent J. Morales, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2025, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 19th day of February, 2026.

/s/ CATHERINE R. SMITH
Catherine R. Smith

PPG INDUSTRIES, INC.
POWER OF ATTORNEY
(10-K)
I, Leon J. Topalian, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Timothy M. Knavish, Joseph R. Gette and Vincent J. Morales, or any of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, the Corporation’s Form 10-K for the fiscal year ended December 31, 2025, to be filed with the Securities and Exchange Commission, Washington, DC.

WITNESS my hand this 19th day of February, 2026.

/s/ LEON J. TOPALIAN
Leon J. Topalian